                           PACIFIC CAPITAL FUNDS
                           RETAIL (A) SHARES
                           EXHIBIT 16
                           TOTAL RETURN
                           LOAD CALCULATIONS
                           NEW ASIA GROWTH FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:    5.25%

T = (ERV/P) - 1

WHERE:            T =      TOTAL RETURN

                  ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                  P =      A  HYPOTHETICAL PAYMENT OF $1,000.

EXAMPLE:

     YEAR TO DATE:         ( 01/01/95 TO 05/31/95 ):
                           (  1,027.5 / 1,000) - 1 =     2.75%
     QUARTERLY:            ( 03/01/95 TO 05/31/95 ):
                           (  1,026.5 / 1,000) - 1 =     2.65%
     MONTHLY:              ( 05/01/95 TO 05/31/95 ):
                           (  1,005.6 / 1,000) - 1 =     0.56%

                           PACIFIC CAPITAL FUNDS
                           RETAIL (A) SHARES
                           EXHIBIT 16
                           TOTAL RETURN
                           NO LOAD CALCULATIONS
                           NEW ASIA GROWTH FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:     0.00%

T = (ERV/P) - 1

WHERE:            T =      TOTAL RETURN

                  ERV =    ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF

                           A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE
                           BEGINNING OF THE PERIOD.

                  P =      A  HYPOTHETICAL PAYMENT OF $1,000.

EXAMPLE:

     YEAR TO DATE:         ( 01/01/95 TO 05/31/95 ):
                           (  1,084.0 / 1,000) - 1 =     8.40%
     QUARTERLY:            ( 03/01/95 TO 05/31/95 ):
                           (  1,082.9 / 1,000) - 1 =     8.29%
     MONTHLY:              ( 05/01/95 TO 05/31/95 ):
                           (  1,061.7 / 1,000) - 1 =     6.17%

                           PACIFIC CAPITAL FUNDS
                           INSTITUTIONAL (B) SHARES
                           EXHIBIT 16
                           TOTAL RETURN
                           NO LOAD CALCULATIONS
                           NEW ASIA GROWTH FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:   0.00%

T = (ERV/P) - 1

WHERE:            T =      TOTAL RETURN

                  ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                  P =      A  HYPOTHETICAL PAYMENT OF $1,000.

EXAMPLE:

     YEAR TO DATE:         ( 01/01/95 TO 05/31/95 ):
                           (  1,085.0 / 1,000) - 1 =     8.50%
     QUARTERLY:            ( 03/01/95 TO 05/31/95 ):
                           (  1,082.8 / 1,000) - 1 =     8.28%
     MONTHLY:              ( 05/01/95 TO 05/31/95 ):
                           (  1,062.7 / 1,000) - 1 =     6.27%